UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 4, 2013

Chemtura Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-15339 (Commission file number)	52-2183153 (IRS employer identification number)

1818 Market Street, Suite 3700, Philadelphia, Pennsylvania 199 Benson Road, Middlebury, Connecticut (Address of principal executive offices)		19103 06749 (Zip Code)

(203) 573-2000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On November 4, 2013, Chemtura Corporation (the “Company”) issued a press release announcing financial results for the quarter ended September 30, 2013.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the preliminary financial results contained in Item 2.02 in this Current Report on Form 8-K and the attached Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events

As a result of entering into the transaction to sell the Consumer business, Chemtura Corporation (the “Company,” “Chemtura,” “We,” “Us” and “Our”) determined that discontinued operations treatment applied and classified the Consumer business as a discontinued operation in our Quarterly Report on Form 10-Q for the quarter and nine months ended September 30, 2013. We have determined that it would be useful to investors to expand the year-to-date consolidated statements of operations, segment sales and segment operating profit disclosures made in the December 31, 2011 and 2012 Form 10-K for fiscal years ended 2009, 2010, 2011 and 2012, and the March 31, 2013 and June 30, 2013 Form 10-Q’s. Therefore, in the attached Exhibit 99.2, we have presented the consolidated statements of operations, segment sales and segment operating profit on both a GAAP and Managed Basis for the years ended December 31, 2009, 2010, 2011 and 2012, for the four quarterly periods in the years ended December 31, 2011 and 2012, for the quarterly period ended March 31, 2013, and for the quarterly and six month periods ended June 30, 2013. These periods also reflect the add back of non-cash stock compensation expense to Adjusted EBITDA, consistent with the presentation for periods noted above.

We have also included a table which details stranded costs and amortization for each of our discontinued businesses for the annual periods ended December 31, 2009, 2010, 2011 and 2012, the four quarterly periods in the years ended December 31, 2011 and 2012, the quarter ended March 31, 2013 and the quarter and six month periods ended June 30, 2013. The discontinued businesses for these periods include our PVC Additives business which was sold in 2010, our Antioxidants business which was sold in 2013 and our Consumer Products segment which met the criteria as an asset held for sale in the third quarter of 2013. Stranded costs include certain functional and other expenses that are managed company-wide that are allocated to our segments. The portion of such costs allocated to the PVC Additives and Antioxidant businesses, as well as the Consumer Products segment do not transfer directly to the buyer under those transactions and have been or are subject to a process of elimination after the completion of the respective sales.  As such, in historic periods these costs are now shown as part of continuing operations in the Corporate segment and not included under earnings (loss) from discontinued operations, net of tax for all periods presented. Additionally, our Corporate segment previously included amortization expense which related directly to the PVC Additives and Antioxidant businesses and Consumer Products segment which is now included in earnings (loss) from discontinued operations, net of tax for all periods presented.

A copy of this filing, including the tables in an excel format, will be available on the Investor Relations section of our Web site at www.chemtura.com.

Managed Basis Financial Measures

The information presented in this Current Report on Form 8-K and in the attached Exhibit include financial measures that are not calculated or presented in accordance with Generally Accepted Accounting Principles in the United States (“GAAP”). Our managed basis financial measures consist of adjusted results of operations that exclude certain expenses, gains and losses that may not be indicative of our core operations. Excluded items include costs associated with the bankruptcy reorganization; facility closures, severance and related costs; gains and losses on sale of business and assets; increased depreciation due to the change in useful life of assets; unusual and non-recurring settlements; accelerated recognition of asset retirement obligations: impairment charges; changes in our pension plans as a result of dispositions, merger or significant plan amendments, and the release of cumulative translation adjustments upon the complete or substantial liquidation of any majority-owned entity. They also include the computation of Adjusted EBITDA. In addition to the managed basis financial measures discussed above, we have applied a managed basis effective income tax rate to our managed basis income before taxes. Our managed basis tax rate of 28% represents a refined estimated tax rate for our core operations to simplify comparison of underlying operating performance for 2011 and 2012. With a projected shift in relative profitability to the U.S. from international operations, in 2013, we are applying an estimated managed basis tax rate of 31%. Reconciliations of these managed basis financial measures to their most directly comparable GAAP financial measures are provided in the attached financial tables. We believe that such managed basis financial measures provide useful information to investors and may assist them in evaluating our underlying performance and identifying operating trends. In addition, management uses these managed basis financial measures internally to allocate resources and evaluate the performance of our operations. While we believe that such measures are useful in evaluating our performance, investors should not consider them to be a substitute for financial measures prepared in accordance with GAAP. In addition, these managed basis financial measures may differ from similarly titled managed basis financial measures used by other companies and do not provide a comparable view of our performance relative to other companies in similar industries.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Exhibit Description

99.1	Press Release dated November 4, 2013.
99.2	Historical GAAP and Managed Basis Consolidated Statements of Operations, Segment Sales and Operating Profit and stranded cost and amortization information for the PVC Additives and Antioxidants businesses and the Consumer Products segment for the years ended December 31, 2009, 2010, 2011 and 2012, the four quarterly periods in the years ended December 31, 2011 and 2012, the quarterly period ended March 31, 2013 and the quarter and six month period ended June 30, 2013,

Signatures

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chemtura Corporation
(Registrant)

By:	/s/ Billie S. Flaherty
Name:	Billie S. Flaherty
Title:	SVP, General Counsel & Secretary

Date:	November 4, 2013

Exhibit Index

Exhibit No.	Exhibit Description

99.1	Press Release dated November 4, 2013.
99.2	Historical GAAP and Managed Basis Consolidated Statements of Operations, Segment Sales and Operating Profit and stranded cost and amortization information for the PVC Additives and Antioxidants businesses and the Consumer Products segment for the years ended December 31, 2009, 2010, 2011 and 2012, the four quarterly periods in the years ended December 31, 2011 and 2012, the quarterly period ended March 31, 2013 and the quarter and six month period ended June 30, 2013,